UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 29, 2014

Date of Report (Date of earliest event reported)

American Spectrum Realty, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-16785	52-2258674
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2401 Fountain View, Suite 750, Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

(713) 706-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

American Spectrum Realty, Inc. (“the Company”) held its annual meeting of stockholders on December 29, 2014 (the “2014 Annual Meeting”). Of the 3,703,142 shares eligible to vote at the 2014 Annual Meeting, 2,791,471 shares, or approximately 75.4% of the eligible common stock, were voted in person or by proxy. The matters on which the stockholders voted were (i) to elect four directors to serve until the Company’s next annual meeting of stockholders or until their successors are duly elected and qualified; (ii) to ratify the appointment of MaloneBailey, LLP as the Company’s independent auditors for the year ended December 31, 2014; (iii) to approve, on an advisory basis, the compensation of the Company’s named executive officers; and (iv) to approve, on an advisory basis, the frequency of the future advisory votes on executive compensation. The final results of the voting are as follows:

(i)           Election of directors:

Name of	Number of	Number of	Number of	Number of
Nominee	Votes For	Votes Withheld	Broker Non-Votes	Votes Uncast
Patrick D. Barrett	1,648,925	87,933	1,054,267	346
William J. Carden	1,648,721	88,137	1,054,267	346
Kenneth H. White	1,679,944	56,914	1,054,267	346
D. Brownell Wheless	1,648,925	87,933	1,054,267	346

(ii)           Ratify the appointment of MaloneBailey, LLP as the Company’s independent auditors for the year ended December 31, 2014:

Number of	Number of	Number of	Number of	Number of
Votes For	Votes Against	Votes Abstaining	Broker Non-votes	Votes Uncast
2,664,568	5,689	121,214	--	--

(iii)           Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

Number of	Number of	Number of	Number of	Number of
Votes For	Votes Against	Votes Abstaining	Broker Non-votes	Votes Uncast
1,652,668	67,726	16,810	1,054,267	--

(iv)           Approval, on an advisory basis, of the frequency of the future advisory votes on executive compensation:

One	Two	Three		Number of	Number of
Year	Years	Years	Abstain	Broker Non-votes	Votes Uncast
1,663,065	8,748	57,228	7,964	1,054,267	199

With respect to the non-binding advisory vote on the frequency of future executive compensation advisory votes, approximately 59.6% of the votes cast were in favor of holding the advisory vote annually. In light of such vote, the Board has determined that on an annual basis the Company will include in its proxy materials a shareholder advisory vote on the compensation of executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SPECTRUM REALTY, INC.

	By:	/s/ William J. Carden
William J. Carden
Chairman of the Board, President
and Chief Executive Officer

Date: January 5, 2015